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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 9, 2001




                            REPUBLIC BANCSHARES, INC.
                            -------------------------
             (Exact Name of registrant as specified in its charter)

         Florida                       0-27652               59-3347653
         --------                      -------               ----------
(State or other jurisdiction)        (Commission            (IRS Employer
                                     File Number)         identification No.)

                             111 Second Avenue N.E.
                            St. Petersburg, FL 33701
                            ------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (727)-823-7300
                                                           --------------


                       ----------------------------------

          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

On April 17, 2001, Republic Bancshares, Inc. (the "Company") issued a press release announcing that it intended to commence a private placement of up to $15.0 million Convertible Subordinated Debentures due 2011, a copy of which is attached as Exhibit 99.1 to this report and incorporated by reference herein.

On May 8, 2001, the Company issued a press release announcing that it had completed its previously announced private placement of $15.0 million of its 7% Convertible Subordinated Debentures due 2001, a copy of which is attached as
Exhibit 99.2 to this report and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits:

         99.1     Press Release, dated April 17, 2001
         99.2     Press Release, dated May 8, 2001


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            REPUBLIC BANCSHARES, INC.
                                               (Registrant)

Date:    May 9, 2001                        By:  /s/ William R. Falzone
                                                 ----------------------
                                                 William R. Falzone
                                                 Treasurer


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